EXHIBIT 99.1

NextTrip Launches NextTrip Pro, Integrated B2B Travel Platform Designed to Expand Advisor Distribution, Bookings and Recurring Revenue

New B2B Ecosystem Combines NextTrip Connect SaaS Technology, NextTrip Groups and NextTrip Ownership Rewards in a Unified Platform for Travel Advisors and Agencies

No-Cost Platform Expands NextTrip’s Travel Distribution Network Across Individual and Group Bookings While Advisors Maintain Existing Affiliations, Branding and Client Relationships

Sunrise, FL – August 20, 2026 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” the “Company,” “we,” “our,” or “us”), a technology-forward travel and media company operating at the intersection of media, travel and the creator economy, today announced the launch of NextTrip Pro, a comprehensive B2B travel platform designed to provide travel advisors, agencies and influencers with a powerful set of tools to assist with marketing, booking, group travel, Agentic AI technology and business-growth solutions.

NextTrip Pro brings together three complementary offerings, NextTrip Connect, NextTrip Groups and NextTrip Ownership Rewards, within a single B2B ecosystem designed to help travel professionals attract and engage customers, generate individual and group bookings, expand their businesses and participate in rewards tied to their growth across the NextTrip platform.

Importantly, NextTrip Pro is designed to work alongside an advisor’s existing business. Qualified travel professionals can access the core platform at no cost while maintaining their existing agency, host or consortium affiliations, branding and client relationships.

For NextTrip, management believes the platform creates a scalable B2B distribution channel through which the Company can generate revenue from travel transactions while increasing utilization of its travel inventory, booking technology, group-travel capabilities and media content.

One B2B Ecosystem, Three Integrated Growth Platforms

NextTrip Pro represents a significant expansion of the Company’s original travel-advisor technology initiative. Rather than offering advisors a single marketing or booking product, NextTrip Pro has been developed as a broader business platform supporting multiple stages of the travel advisor’s customer and revenue lifecycle.

The initial NextTrip Pro ecosystem consists of:

●	NextTrip Connect – a SaaS-based digital marketing, client engagement and commerce platform providing customizable destination content, AI-powered engagement, dynamic packaging, integrated booking technology and exclusive travel offerings. Advisors can distribute branded content through websites, social media, email and direct client communications while maintaining attribution as customers move from inspiration to booking.
●	NextTrip Groups – the rebranded and expanded successor to TA Pipeline, providing specialized group travel technology and fulfillment capabilities designed to help advisors plan, manage and grow group travel across meetings, destination weddings, celebrations, events and other organized travel opportunities.
●	NextTrip Ownership Rewards – an incentive and rewards program designed to recognize participation and reward business growth across the NextTrip Pro ecosystem, creating an additional mechanism to align participating travel professionals with the continued growth of the platform.

Together, the three offerings are designed to create a connected path from customer acquisition and engagement through individual bookings, group travel and ongoing advisor participation. Advisors can choose the solution that best fits their business, NextTrip Connect, NextTrip Groups or NextTrip Ownership Rewards, while a single sign-on through NextTrip Pro provides seamless access to modern tools designed to help advisors compete, grow and serve today’s evolving travel market. Expanding NextTrip’s B2B Travel Distribution Network

The strategic value of NextTrip Pro extends beyond providing software and services to travel advisors.

Each participating advisor or agency represents a potential new distribution point for NextTrip’s travel products, inventory and booking infrastructure. By enabling advisors to retain their existing affiliations and brands, NextTrip Pro is designed to complement the existing travel agency ecosystem rather than require travel professionals to migrate their underlying business relationships to NextTrip.

The Company expects to provide the core NextTrip Pro platform without subscription fees to qualified travel professionals. Instead, NextTrip expects to participate economically in travel transactions generated through its platform, aligning the Company’s revenue opportunity with booking activity.

Bookings made through NextTrip Connect are expected to provide participating advisors with competitive industry commissions on land products and a unique solution to provide 3% on all air giving participants a new income stream, according to the current platform structure.

Management believes the model can lower barriers to advisor adoption while creating opportunities for NextTrip to increase transaction volume and generate recurring transaction-based revenue across both individual and group travel.

Turning Travel Inspiration Into Transactions

NextTrip Connect provides the digital front end of the NextTrip Pro ecosystem.

The SaaS-based platform enables advisors to distribute professionally curated destination content, travel offers and bookable experiences under their own agency branding. Clients can move from travel inspiration into trip exploration, pricing and booking while the advisor remains at the center of the customer relationship.

The platform incorporates AI-powered customer engagement, NextTrip travel inventory and licensed integrations with Worldia technology to support dynamic packaging of flights, hotels and experiences into customizable itineraries.

By connecting media and content directly with booking functionality, NextTrip Connect is designed to transform what historically has been a marketing interaction into an attributable commerce opportunity.

For NextTrip, this model creates another bridge between the Company’s expanding media ecosystem and its travel transaction infrastructure, allowing travel content to generate measurable demand that can ultimately be converted into bookings.

NextTrip Groups Expands the Opportunity Beyond Individual Travel

The inclusion of NextTrip Groups significantly broadens the commercial scope of NextTrip Pro.

Formerly operated as TA Pipeline, NextTrip Groups has been rebranded and is being relaunched as the group-travel component of the NextTrip Pro ecosystem. The platform is designed to give travel professionals access to specialized technology and fulfillment capabilities for planning and managing group travel.

Group travel can represent substantially larger transaction values than individual bookings and creates opportunities across destination weddings, corporate and association travel, meetings, celebrations, entertainment events and other affinity-based travel.

Integrating NextTrip Groups directly into NextTrip Pro gives participating advisors an additional pathway to expand their businesses while providing NextTrip with another source of travel transactions through the same B2B distribution network.

Creating Long-Term Alignment Through NextTrip Ownership Rewards

The third component, NextTrip Ownership Rewards, is designed to recognize participation and reward business growth across the NextTrip Pro ecosystem.

Rather than viewing advisors simply as users of NextTrip technology, the Company intends NextTrip Pro to create a longer-term relationship in which travel professionals can benefit as they increase their engagement and business generated through the platform.

Management believes combining technology, transactions, group travel and rewards can create stronger advisor engagement and retention while differentiating NextTrip Pro from traditional travel marketing or booking tools.

A Growing Travel Advisor Economy

The travel advisor channel continues to expand as consumers increasingly seek personalized travel expertise. According to the American Society of Travel Advisors (ASTA), approximately 25% of all U.S. leisure travel spending is now booked through travel advisors. In addition, The Wall Street Journal recently reported that U.S. travel agency revenue is projected to reach approximately $134.4 billion in 2026, up 17% from 2023, while the number of travel advisors has reportedly increased from approximately 190,000 in 2024 to more than 310,000 in 2025. Management believes these trends underscore the growing opportunity for technology platforms such as NextTrip Pro that help advisors modernize customer engagement, increase productivity and grow booking volume.

The broader digital travel market is also expanding. According to Grand View Research, the global online travel market was estimated at approximately $663.7 billion in 2025 and is projected to reach approximately $1.3 trillion by 2033. NextTrip believes the convergence of a growing professional advisor channel with consumers’ increasing adoption of digital travel discovery and booking creates a significant opportunity for technology and business platforms designed specifically for travel professionals.

NextTrip Pro is designed to address this opportunity by providing advisors with an integrated B2B platform to modernize and grow their businesses while allowing them to maintain the affiliations, brands and customer relationships they have already established.

“Travel advisors already possess two of the most valuable assets in our industry, the trust of their clients and the businesses they have spent years building,” said John McMahon, NextTrip’s Chief Operations Officer - Travel. “NextTrip Pro is designed to help them build on those assets, not replace them.”

McMahon continued, “What we’ve created has evolved well beyond a marketing tool. NextTrip Connect gives advisors the technology to attract and convert customers; NextTrip Groups provides the infrastructure to pursue larger and more complex group opportunities; and NextTrip Ownership Rewards is designed to recognize and reward their participation and growth. Bringing these capabilities together through NextTrip Pro is about modernizing the travel agency, giving advisors the speed, digital capabilities and competitive pricing of an OTA, while preserving the human expertise and personalized service that we believe remain the best way for travelers to plan and book travel.” McMahon added, “I’ve spent much of my career developing solutions that help travel advisors evolve as consumer behavior and technology change. We believe the next evolution of the travel agency is about connecting content, AI and modern technology with professional expertise directly to commerce. NextTrip Pro is designed to give advisors the tools to attract and engage more customers, convert inspiration into bookings and expand their businesses, while keeping advisors firmly in control of their brand and, most importantly, their client relationships.” Building a Scalable B2B Revenue Engine

For NextTrip, the broader opportunity is to establish a growing network of travel professionals capable of distributing and selling the Company’s travel products without the traditional cost structure associated with building a large captive agency organization.

“NextTrip Pro represents an important expansion of our travel strategy because we’re bringing several assets we’ve built and acquired together into one commercial ecosystem,” said Bill Kerby, Co-Founder and Chief Executive Officer of NextTrip. “This is no longer simply a software product. It is a B2B distribution and commerce platform designed to help advisors grow their businesses while expanding the number of channels through which NextTrip can generate travel transactions.”

Kerby continued, “The model is straightforward: provide advisors with compelling technology, content, group-travel capabilities and incentives without asking them to change the businesses they’ve already built. As participating advisors grow their bookings, NextTrip has the opportunity to grow alongside them through transaction-based revenue.”

“Strategically, NextTrip Pro also connects directly with the larger ecosystem we are building,” Kerby added. “Our media assets can inspire travel demand, NextTrip Connect can help advisors engage and convert that demand, NextTrip Groups can capture larger organized travel opportunities, and our underlying travel infrastructure fulfills the transaction. We believe bringing these capabilities together creates a differentiated B2B growth platform and another important bridge between NextTrip’s media audience and travel commerce businesses.”

Travel advisors, agencies, host agencies and industry partners are invited to experience NextTrip Pro at www.NextTripPro.com where they can learn more about the platform, explore NextTrip Connect, NextTrip Groups and NextTrip Ownership Rewards, request a live demonstration and register for access to the NextTrip Pro ecosystem.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is a technology-forward travel and media company defining the intersection of media, travel, and the creator economy. Through its owned media platforms, including JOURNY TV and TravelMagazine.com, its recently acquired controlling interest in YADA Commerce Inc., a licensed TikTok Partner Agency specializing in creator recruitment, audience development, affiliate commerce, livestream commerce, and creator monetization, and NextTrip’s proprietary travel technology stack, NextTrip delivers an integrated content-to-commerce ecosystem that connects travel discovery directly to transaction and fulfillment.

The Company operates a portfolio of travel brands and platforms, including Five Star Alliance, a global luxury hotel and resort booking platform; NXT2.0, its proprietary booking and payments engine; and NextTrip Groups (formally TA Pipeline), a purpose-built group travel and meetings booking platform serving travel advisors, suppliers, and destination partners. Together, these assets enable frictionless booking across luxury FIT (Flexible Independent Travel), group travel, destination weddings, conferences, live events, and concierge-managed experiences, supported by flexible payment options such as PayDlay.

By combining premium video storytelling, creator-led social commerce, and integrated booking technology, NextTrip enables consumers to move seamlessly from inspiration to booking, while providing creators, destinations, brands, and travel partners with measurable audience engagement, demand generation, and conversion opportunities.

For more information, visit www.nexttrip.com and investors.nexttrip.com.

Forward-Looking Statement Disclaimer

This announcement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. For example, statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future activities are all forward-looking statements. These statements are generally accompanied by words such as “intend,” anticipate,” “believe,” “estimate,” “potential(ly),” “continue,” “forecast,” “predict,” “plan,” “may,” “will,” “could,” “would,” “should,” “expect” or the negative of such terms or other comparable terminology.

The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, based on information available to it on the date hereof, but the Company cannot provide assurances that these assumptions and expectations will prove to have been correct or that the Company will take any action that the Company may presently be planning. However, these forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual results or experience may differ materially from those expected or anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, available cash resources, competition from other similar businesses, and market and general economic factors.

Readers are urged to read the risk factors set forth in the Company’s filings with the United States Securities and Exchange Commission at www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

NextTrip, Inc

Richard Marshall

Director of Corporate Development

Richard.Marshall@nextTrip.com